Exhibit 99.1 Execution Version Doc#: US1:300480455v5 April 22, 2026 Driven Brands Inc., Manager 440 S. Church Street, Suite 700 Charlotte, NC 28202 Driven Brands Canada Shared Services Inc., as Canadian Manager 1460 Stone Church Road E. Hamilton, ON L8W 3V3 With a copy to: S&P Global Ratings 55 Water Street New York, NY 10004 Attention: Structured Credit Surveillance Group E-mail: servicer_reports@sandp.com Kroll Bond Rating Agency, LLC 805 Third Ave, 29th Floor New York, NY 10022 Attention: ABS Surveillance E-mail: abssurveillance@kbra.com Re: Co-Issuers: Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation Managers: Driven Brands Inc. (the “U.S. Manager”) and Driven Brands Canada Shared Services Inc. (the “Canadian Manager”) Consent Request: 2025 Audited Financial Statements, Q1 2026 Financial Reports and 2025 Annual Accountants’ Reports Greetings: Midland Loan Services, Inc. (“Midland”) is the Servicer and Control Party for the aforementioned transaction. This consent request relates to (a) audited consolidated cash flow statement, balance sheet and related statements of income for the fiscal year ending in December 2025 for Driven Brands Holdings Inc. (“DBH”) and its Subsidiaries (“2025 Financials”), (b) the consolidated balance sheet and related statements of income for DBH and its Subsidiaries for the fiscal quarter ending in March 2026 (“DBH Q1 Financials”), (c) the unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive income, changes in members’ equity and cash flows for the fiscal quarter ending in March 2026 for the U.S. Securitization Entities

(“U.S. Securitization Entity Q1 Financials”), (d) the unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive income, changes in members’ equity and cash flows for the fiscal quarter ending in March 2026 for the Canadian Securitization Entities (“Canadian Securitization Entity Q1 Financials”), (e) the unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive income and cash flows for the fiscal quarter ending in March 2026 for the U.S. Manager (“U.S. Manager Q1 Financials”) and (f) each Annual Accountants’ Report (as defined in the Management Agreements) (such reports, collectively, the “2025 Annual Accountants’ Reports”). Midland received the Managers’ request to extend the time to provide (a) the 2025 Financials to June 10, 2026, (b) the DBH Q1 Financials to the date that is forty-five (45) calendar days following the date on which the 2025 Financials are delivered (the “DBH Annual Financials Delivery Date”), (c) the U.S. Securitization Entity Q1 Financials to the date that is forty-five (45) calendar days following the U.S. Securitization Entity Annual Financials Delivery Date (as defined below), (d) the Canadian Securitization Entity Q1 Financials to the date that is forty-five (45) calendar days following the Canadian Securitization Entity Annual Financials Delivery Date (as defined below), (e) the U.S. Manager Q1 Financials to the date that is forty-five (45) calendar days following the U.S. Manager Annual Financials Delivery Date (as defined below) and (f) the 2025 Annual Accountants’ Reports to the date that is thirty (30) calendar days following the latest to occur of the DBH Annual Financials Delivery Date, the U.S. Securitization Entity Annual Financials Delivery Date, the Canadian Securitization Entity Annual Financials Delivery Date and the U.S. Manager Annual Financials Delivery Date (the foregoing requests pursuant to clauses (a), (b), (c), (d), (e) and (f) to extend the reporting dates collectively referred to as the “Financial Reporting Date Extension”). The “U.S. Securitization Entity Annual Financials Delivery Date” means the date on which the Co-Issuers have delivered the audited financial statements for the fiscal year ending in December 2025 for the U.S. Securitization Entities. The “Canadian Securitization Entity Annual Financials Delivery Date” means the date on which the Co-Issuers have delivered the audited financial statements for the fiscal year ending in December 2025 for the Canadian Securitization Entities. The “U.S. Manager Annual Financials Delivery Date” means the date on which the Co-Issuers have delivered the audited financial statements for the fiscal year ending in December 2025 for the U.S. Manager. Midland acknowledges that the Co-Issuers have confirmed and agreed that (a) the 2025 Financials will be received no later than June 10, 2026, (b) the DBH Q1 Financials will be received no later than the date that is forty-five (45) calendar days following the DBH Annual Financials Delivery Date, (c) the U.S. Securitization Entity Q1 Financials will be received no later than the date that is forty-five (45) calendar days following the U.S. Securitization Entity Annual Financials Delivery Date, (d) the Canadian Securitization Entity Q1 Financials will be received no later than the date that is forty-five (45) calendar days following the Canadian Securitization Entity Annual Financials Delivery Date, (e) the U.S. Manager Q1 Financials will be received no later than the date that is forty-five (45) calendar days following the U.S. Manager Annual Financials Delivery Date and (f) the 2025 Annual Accountants’ Reports will be received no later than the date that is thirty (30) calendar days following the latest to occur of the DBH Annual Financials Delivery Date, the U.S. Securitization Entity Annual Financials Delivery Date, the Canadian Securitization Entity Annual Financials Delivery Date and the U.S. Manager Annual Financials Delivery Date, and that Midland will not declare any breach of any covenant under the Second Amended and Restated Base Indenture or any Management Agreement, in each case in effect for the Driven

Brands Securitization Entities, or any associated Rapid Amortization Event or any associated Manager Termination Event with respect to the U.S. Manager or the Canadian Manager, in each case arising solely from the Financial Reporting Date Extension as long as such Persons’ financial reporting obligations are performed in accordance with the terms of the Transaction Documents by such extended reporting deadline. Midland does not waive, extend, or modify any other non- performance, default, or breach of covenant under the Transaction Documents or pursuant to this letter, it being acknowledged that this letter pertains solely to the Financial Reporting Date Extension and is conditioned upon strict performance, time being of the essence, with the undertakings set forth herein. In consenting to this request, Midland is relying upon the Officer’s Certificate and Opinion of Counsel delivered to Midland in connection with this request. Midland’s Consent Fee is $10,000 for this request; invoice to be provided under separate email. If you have any questions, please feel free to contact me by phone at 913-521-6547 or by email at matthew.merritt@pnc.com. [Signature follows on next page]

Sincerely, Midland Loan Services, a Division of PNC Bank, National Association, as Control Party __/s/ Wm. Dugger Schwartz________________ Name: Wm. Dugger Schwartz Title: Senior Vice President